Waddell & Reed Advisors
               Cash
               Management,
               Inc.

               Semiannual
               Report
               --------------
               March 31, 2002

CONTENTS

         3     President's Letter

         5     Investments

        12     Statement of Assets and Liabilities

        13     Statement of Operations

        14     Statement of Changes in Net Assets

        15     Financial Highlights

        19     Notes to Financial Statements

        22     Independent Auditors' Report

        23     Householding Notice

        25     Directors & Officers
























This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Cash Management, Inc. current prospectus.

PRESIDENT'S LETTER OF CASH MANAGEMENT
     March 31, 2002

Dear Shareholder,

We are pleased to share with you this report on your Fund's operations for the six months ended March 31, 2002.

The last six months brought signs of economic recovery and a shift in Federal Reserve policy from one of easing interest rates to a more neutral stance. Indeed, many market analysts, by March 31, were projecting interest rate increases by mid-year. While that remains to be seen, we believe that an economic recovery is taking hold, although the strength and sustainability are uncertain.

While corporate profits remained mostly depressed during the period, recent economic data suggests that they may begin to recover. We believe that continued low interest rates, tame inflation, aggressive cost cutting by domestic companies and rising productivity may be just the right recipe for improving corporate profits in the near future. While we do expect volatility to continue as the theme for the next few quarters, the underlying trends of tamer inflation and the likelihood for increasing profits lead us to believe that the prospects for the equity markets remain favorable.

By March 31, many of the primary equity indexes had shown relatively strong returns, boosted by a market rebound in the fourth quarter of 2001. For the last six months, the Nasdaq Composite Index increased 23.12 percent. The other two major indexes also showed strong returns during the period, as the S&P 500 Index increased 11 percent and the Dow Jones Industrial Average increased 18.73 percent.

In contrast, bonds struggled a bit during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's rather flat return of 0.09 percent for the period. Oftentimes, renewed confidence in the equity market, coupled with lower levels of risk aversion, can create a difficult competitive environment for fixed income securities. Bond performance over the last six months also may have been affected by the market's expectation of an eventual interest rate increase from the Federal Reserve.

Without question, recent events have impacted the market, some negatively and some positively. While ongoing change can be disconcerting to investors, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.




Respectfully,
Henry J. Herrmann
President

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE OBLIGATIONS
Commercial Paper
 Banks - 2.77%
 Wells Fargo & Company:
   1.79%, 4-4-02 .........................   $10,000 $    9,998,508
   1.79%, 4-15-02 ........................    18,000     17,987,470
                                                     --------------
                                                         27,985,978
                                                     --------------

 Beverages - 2.17%
 Diageo Capital plc:
   1.8%, 5-14-02 .........................    12,000     11,974,200
   1.8%, 5-17-02 .........................    10,000      9,977,000
                                                     --------------
                                                         21,951,200
                                                     --------------

 Food and Related - 7.79%
 Nestle Capital Corp.:
   1.77%, 4-17-02 ........................    27,750     27,728,170
   1.8%, 5-7-02 ..........................    14,250     14,224,350
 Unilever Capital Corporation:
   1.76%, 4-8-02 .........................    26,650     26,640,880
   1.8%, 5-15-02 .........................    10,000      9,978,000
                                                     --------------
                                                         78,571,400
                                                     --------------

 Health Care - Drugs - 9.19%
 Abbott Laboratories,
   1.81%, 5-8-02 .........................    10,000      9,981,397
 GlaxoSmithKline Finance plc:
   1.84%, 4-3-02 .........................     5,000      4,999,489
   1.81%, 4-24-02 ........................    12,750     12,735,256
   1.82%, 5-7-02 .........................    10,000      9,981,800
 Merck & Co., Inc.:
   1.86%, 4-5-02 .........................    10,000      9,997,933
   1.76%, 4-15-02 ........................    12,551     12,542,410
 Pharmacia Corporation:
   1.78%, 4-10-02 ........................    10,000      9,995,550
   1.79%, 4-16-02 ........................    22,500     22,483,219
                                                     --------------
                                                         92,717,054
                                                     --------------

See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Household - General Products - 5.61%
 Kimberly-Clark Corporation,
   1.77%, 4-17-02 ........................   $ 7,500 $    7,494,100
 Procter & Gamble Company (The):
   1.75%, 4-1-02 .........................     4,000      4,000,000
   1.81%, 4-29-02 ........................    10,750     10,734,866
   1.82%, 5-7-02 .........................     9,400      9,382,892
   1.81%, 5-8-02 .........................    25,000     24,953,493
                                                     --------------
                                                         56,565,351
                                                     --------------

 Multiple Industry - 2.67%
 BOC Group Inc.:
   1.85%, 4-1-02 .........................     6,917      6,917,000
   1.87%, 4-2-02 .........................    20,000     19,998,961
                                                     --------------
                                                         26,915,961
                                                     --------------

 Publishing - 1.12%
 Gannett Co.,
   1.8%, 4-18-02 .........................    11,300     11,290,395
                                                     --------------

 Retail - General Merchandise - 3.60%
 May Department Stores Co.,
   1.81%, 4-25-02 ........................    14,000     13,983,107
 Wal-Mart Stores, Inc.:
   1.81%, 4-2-02 .........................    11,075     11,074,443
   1.9%, 4-2-02 ..........................    11,240     11,239,407
                                                     --------------
                                                         36,296,957
                                                     --------------


See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Utilities - Electric - 12.54%
 AES Hawaii Inc. (Bank of America N.A.):
   1.85%, 4-11-02 ........................   $27,300 $   27,285,971
   1.83%, 4-18-02 ........................     8,000      7,993,087
   1.85%, 4-26-02 ........................    10,500     10,486,510
 Idaho Power Co.:
   1.82%, 4-8-02 .........................    18,500     18,493,453
   1.83%, 4-11-02 ........................     8,000      7,995,933
   1.8%, 4-18-02 .........................    10,000      9,991,500
   1.82%, 4-19-02 ........................     8,500      8,492,265
 Tampa Electric Co.:
   1.83%, 4-4-02 .........................     4,380      4,379,332
   1.83%, 4-5-02 .........................     9,200      9,198,129
   1.83%, 4-9-02 .........................    10,270     10,265,824
   1.82%, 4-16-02 ........................     7,000      6,994,692
   1.8%, 4-17-02 .........................     5,000      4,996,000
                                                     --------------
                                                        126,572,696
                                                     --------------

 Utilities - Gas and Pipeline - 6.22%
 Northern Illinois Gas Company,
   1.82%, 4-11-02 ........................    33,000     32,983,317
 Questar Corporation:
   1.83%, 4-2-02 .........................     7,000      6,999,644
   1.85%, 4-12-02 ........................    12,000     11,993,217
   1.88%, 4-16-02 ........................     1,395      1,393,907
   1.87%, 4-23-02 ........................     8,000      7,990,858
   1.88%, 4-23-02 ........................     1,400      1,398,392
                                                     --------------
                                                         62,759,335
                                                     --------------

 Utilities - Telephone - 0.69%
 SBC Communications Inc.,
   1.81%, 4-11-02 ........................     7,000      6,996,481
                                                     --------------

Total Commercial Paper - 54.37%                         548,622,808


See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE OBLIGATIONS (Continued)
Notes
 Banks - 0.33%
 Handy, L.C. (U.S. Bank, National Association),
   2.1%, 4-4-02 ..........................   $ 3,400   $  3,400,000
                                                     --------------

 Capital Equipment - 1.56%
 Caterpillar Financial Services Corp.:
   6.02%, 4-15-02 ........................     2,000      2,001,385
   2.01125%, 6-5-02 ......................    13,750     13,754,020
                                                     --------------
                                                         15,755,405
                                                     --------------

 Finance Companies - 1.44%
 DBSI First Mortgage 1997 Corp. (United States
   National Bank of Oregon),
   2.05%, 4-4-02 .........................     1,505      1,505,000
 Deere (John) Capital Corporation,
   1.89%, 4-22-02 ........................    13,000     13,002,116
                                                     --------------
                                                         14,507,116
                                                     --------------

 Health Care - Drugs - 3.55%
 Lilly (Eli) and Company,
   4.226%, 3-22-03 (A) ...................    22,000     22,297,741
 Merck & Co., Inc.,
   4.54%, 2-24-03 (A) ....................    13,250     13,502,884
                                                     --------------
                                                         35,800,625
                                                     --------------

 Hospital Supply and Management - 0.55%
 Meriter Management Services, Inc. (U.S. Bank
   Milwaukee, National Association),
   2.05%, 4-3-02 .........................     5,530      5,530,000
                                                     --------------

 Multiple Industry - 2.38%
 Baltimore Gas & Electric Co.,
   1.91125%, 6-1-02 ......................    24,078     24,077,817
                                                     --------------

See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

 Utilities - Gas and Pipeline - 0.77%
 Questar Corporation,
   2.02%, 4-3-02 .........................   $ 7,750 $    7,750,000
                                                     --------------

 Utilities - Telephone - 3.10%
 BellSouth Corporation,
   4.287%, 4-26-02 (A) ...................    18,000     17,997,699
 SBC Communications Inc.:
   7.38%, 5-1-02 .........................     3,250      3,256,895
   4.25%, 6-5-02 (A) .....................    10,000     10,000,000
                                                     --------------
                                                         31,254,594
                                                     --------------

Total Notes - 13.68%                                    138,075,557

TOTAL CORPORATE OBLIGATIONS - 68.05%                  $ 686,698,365
 (Cost: $686,698,365)

MUNICIPAL OBLIGATIONS
California - 5.40%
 Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds, Shell
   Oil Company Project, Series 1998A (Taxable),
   1.86%, 4-1-02 .........................    52,000     52,000,000   California
Statewide Communities Development
   Authority, Variable Rate Demand, Taxable
   Multifamily Housing Revenue Bonds (La Puenta
   Apartments), 2001 Series JJ-T,
   2.2%, 4-1-02 ..........................     2,425      2,425,000
                                                     --------------
                                                         54,425,000
                                                     --------------


See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value
MUNICIPAL OBLIGATIONS (Continued)
Colorado - 2.88%
 City and County of Denver, Colorado, Department
   of Aviation, Airport System, Subordinate
   Commercial Paper Taxable Notes, Series 2000B
   (Westdeutsche Landesbank Girozentrale and
   Bayerische Landesbank Girozentrale),
   1.79%, 4-8-02 .........................   $27,427   $ 27,417,454
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   2.0%, 4-4-02 ..........................     1,670      1,670,000
                                                     --------------
                                                         29,087,454
                                                     --------------

Indiana - 1.82%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds
   (Amoco Oil Company Project), Taxable Series 1995
   (Amoco Corporation):
   1.8%, 5-7-02 ..........................    10,800     10,800,000
   1.78%, 5-2-02 .........................     7,600      7,600,000
                                                     --------------
                                                         18,400,000
                                                     --------------

Kansas - 0.92%
 City of Park City, Kansas, Taxable Industrial
   Revenue Bonds (The Hayes Company, Inc.),
   Series 2001 (U.S. Bank, National Association),
   1.9%, 4-1-02 ..........................     9,300      9,300,000
                                                     --------------

Kentucky - 1.19%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds:
   Series 1994 (R.J. Tower Corporation Project),
   (Comerica Bank),
   1.95%, 4-4-02 .........................     8,035      8,035,000
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   1.95%, 4-4-02 .........................     4,000      4,000,000
                                                     --------------
                                                         12,035,000
                                                     --------------
See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

MUNICIPAL OBLIGATIONS (Continued)
Louisiana - 3.12%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   1.82%, 4-10-02 ........................   $31,500   $ 31,500,000
                                                     --------------

Maine - 0.53%
 Finance Authority of Maine, Taxable Electric
   Rate Stabilization Revenue Notes, Series 1998A
   (Maine Public Service Company),
   2.1%, 4-3-02 ..........................     5,320      5,320,000
                                                     --------------

New York - 1.34%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   1.85%, 4-8-02 .........................    13,485     13,485,000
                                                     --------------

Ohio - 2.43%
 State of Ohio, Taxable Solid Waste Revenue
   Bonds, Series 2000, Taxable (BP Exploration &
   Oil Inc. Project - BP Amoco P.L.C. Guarantor),
   1.78%, 5-2-02 .........................    24,550     24,550,000
                                                     --------------

Washington - 2.77%
 Wenatchee Valley Clinic, P.S., Floating Rate
   Taxable Bonds, Series 1998 (U.S. Bank,
   National Association),
   2.05%, 4-4-02 .........................    13,200     13,200,000


See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

MUNICIPAL OBLIGATIONS (Continued)
Washington (Continued)
 Washington State Housing Finance Commission:
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds:
   Springfield Meadows Apartments Project,
   Series 2001B (U.S. Bank, National Association),
   1.9%, 4-1-02 ..........................   $ 5,950   $  5,950,000
   Brittany Park Project, Series 1996B
   (U.S. Bank of Washington, National Association),
   2.1%, 4-4-02 ..........................     2,955      2,955,000
   Country Club Apartments Project, Series 2001B
   (U.S. Bank, National Association),
   2.0%, 4-1-02 ..........................     2,300      2,300,000
   Taxable Variable Rate Demand Nonprofit Revenue
   Bonds, Virginia Mason Research Center Project,
   Series 1997B (U.S. Bank, National Association),
   2.05%, 4-4-02 .........................     1,990      1,990,000
 Washington Economic Development Finance Authority,
   Taxable Variable Rate Demand Industrial Revenue
   Bonds (Tonkin Building Associates, LLC Project),
   Series 1997B (U.S. Bank of Washington,
   National Association),
   2.05%, 4-4-02 .........................     1,530      1,530,000
                                                     --------------
                                                         27,925,000
                                                     --------------

Wisconsin - 1.08%
 Town of Wood River, Wisconsin, Variable Rate
   Demand Industrial Development Revenue Bonds
   (Burnett Dairy Cooperative Project), Series 2001B
   (U.S. Bank, National Association),
   1.9%, 4-1-02 ..........................     6,000      6,000,000
 Village of Oregon, Wisconsin, Taxable Variable
   Rate Demand Industrial Development Revenue Bonds
   (Five K Partnership and Wisco Industries, Inc.
   Project), Series 2001B (U.S. Bank, National
   Association),
   2.05%, 4-4-02 .........................     2,700      2,700,000
 Sheboygan County, Wisconsin, Taxable General
   Obligation Promissory Notes,
   2.5%, 2-1-03 ..........................     2,200      2,200,000
                                                     --------------
                                                         10,900,000
                                                     --------------
See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF CASH MANAGEMENT
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

TOTAL MUNICIPAL OBLIGATIONS - 23.48%                   $236,927,454
 (Cost: $236,927,454)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Bank:
   2.075%, 2-14-03 .......................   $12,500     12,500,000
   2.4%, 3-20-03 .........................     9,000      9,000,000
 Federal Home Loan Mortgage Corporation:
   2.45%, 1-16-03 ........................     8,000      8,000,000
   2.25%, 2-14-03.........................    12,500     12,500,000
 Federal National Mortgage Association:
   1.69%, 4-1-02 .........................    13,500     13,500,000
   4.17%, 4-5-02 .........................    10,000      9,995,367
 Student Loan Marketing Association,
   2.52%, 1-24-03 ........................    10,000     10,000,000
 United States Treasury Bill:
   1.75%, 5-30-02 ........................    13,000     12,962,715
   1.8%, 6-6-02 ..........................    12,750     12,707,925
   1.86%, 6-6-02 .........................    12,100     12,058,850
 United States Treasury Note,
   6.625%, 5-31-02 .......................    12,000     12,095,040

TOTAL UNITED STATES GOVERNMENT SECURITIES - 12.42%     $125,319,897
 (Cost: $125,319,897)

TOTAL INVESTMENT SECURITIES - 103.95%                $1,048,945,716
 (Cost: $1,048,945,716)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.95%)    (39,852,106)

NET ASSETS - 100.00%                                 $1,009,093,610


Notes to Schedule of Investments

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the total value of these securities amounted to $63,798,324 or 6.32% of net assets.

     Cost of investments owned is the same as that used for Federal income tax purposes.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

STATEMENT OF ASSETS AND LIABILITIES
CASH MANAGEMENT
March 31, 2002
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value (Note 1)  ........   $1,048,946
 Cash  .............................................        3,476
 Receivables:
   Fund shares sold ................................       13,506
   Interest ........................................        2,019
 Prepaid insurance premium  ........................           75
                                                       ----------
    Total assets  ..................................    1,068,022
                                                       ----------
LIABILITIES
 Payable to Fund shareholders  .....................       58,349
 Accrued shareholder servicing (Note 2)  ...........          354
 Dividends payable  ................................          124
 Accrued management fee (Note 2)  ..................           64
 Accrued accounting services fee (Note 2)  .........           10
 Accrued distribution fee (Note 2)  ................            1
 Other  ............................................           26
                                                       ----------
    Total liabilities  .............................       58,928
                                                       ----------
      Total net assets .............................   $1,009,094
                                                       ==========
NET ASSETS
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding - 991,746
   Class B shares outstanding - 9,409
   Class C shares outstanding - 5,268
   Waddell & Reed Money Market Class C shares
    outstanding - 2,671
   Capital stock ...................................    $  10,091
   Additional paid-in capital ......................      999,003
                                                       ----------
    Net assets applicable to outstanding
      units of capital .............................   $1,009,094
                                                       ==========
Net asset value, redemption and offering price
 per share for all classes  ........................        $1.00
                                                            =====


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
CASH MANAGEMENT
For the Six Months Ended March 31, 2002
(In Thousands)

INVESTMENT INCOME
  Interest and amortization (Note 1B)  .................   $12,315
                                                          --------
  Expenses (Note 2):
     Investment management fee .........................     2,103
     Shareholder servicing:
       Class A .........................................     1,592
       Class B  ........................................        11
       Class C  ........................................         6
       Waddell & Reed Money Market Class C  ............         3
     Distribution fee:
       Class B  ........................................        39
       Class C  ........................................        18
       Waddell & Reed Money Market Class C  ............        12
     Custodian fees ....................................        60
     Accounting services fee ...........................        59
     Service fee:
       Class B  ........................................        13
       Class C  ........................................         6
       Waddell & Reed Money Market Class C .............         4
     Legal fees ........................................         9
     Audit fees ........................................         8
     Other .............................................       249
                                                          --------
       Total expenses  .................................     4,192
                                                          --------
          Net investment income ........................     8,123
                                                          --------
           Net increase in net assets
            resulting from operations...................   $ 8,123
                                                           =======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
CASH MANAGEMENT
(In Thousands)

                                      For the    For the
                                        six       fiscal
                                      months       year
                                       ended      ended
                                      3-31-02    9-30-01
INCREASE (DECREASE) IN NET ASSETS    ---------  ---------
  Operations:
     Net investment income ........ $    8,123  $   45,560
                                    ----------  ----------
       Net increase in net assets
          resulting from operations      8,123      45,560
                                    ----------  ----------
  Dividends to shareholders
     from net investment income:*
     Class A ......................     (8,062)    (45,013)
     Class B ......................        (34)       (234)
     Class C ......................        (16)       (119)
     Waddell & Reed Money Market
       Class C  ...................        (11)       (194)
                                    ----------  ----------
                                        (8,123)    (45,560)
                                    ----------  ----------
  Capital share transactions (Note 3)  (72,147)    196,072
                                    ----------  ----------
     Total increase (decrease) ....    (72,147)    196,072
NET ASSETS
  Beginning of period  ............  1,081,241     885,169
                                    ----------  ----------
  End of period  .................. $1,009,094  $1,081,241
                                    ==========  ==========
     Undistributed net investment
       income  .................... $      ---  $      ---
                                    ==========  ==========

*See "Financial Highlights" on pages 15 - 18.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CASH MANAGEMENT
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the For theFor the
                       six   fiscal fiscal     For the fiscal year
                     months    year   period       ended June 30,
                      ended  ended    ended---------------------------------
                    3-31-02 9-30-019-30-00    2000   1999    1998   1997
                    ------- --------------   -----  -----   -----  -----
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00  $1.00   $1.00  $1.00   $1.00  $1.00
                     ------- -------------- -------------- --------------
Net investment
 income  ...........   0.0078  0.0463 0.0148  0.0511 0.0455  0.0484 0.0472
Less dividends
 declared  .........  (0.0078)(0.0463)(0.0148)(0.0511)      (0.0455)(0.0484)
(0.04
                     ------- -------------- -------------- --------------
Net asset value,
 end of period  ....  $1.00   $1.00  $1.00   $1.00  $1.00   $1.00  $1.00
                     ======= ============== ============== ==============
Total return .......   0.79%   4.78%  1.50%   5.18%  4.67%   4.93%  4.80%
Net assets, end of
 period (in
 millions)  ........   $992  $1,062   $875    $782   $667    $533     $514
Ratio of expenses to
 average net
 assets  ...........   0.79%*  0.76%  0.81%*  0.83%  0.83%   0.89%  0.87%
Ratio of net
 investment income
 to average net
 assets  ...........   1.57%*  4.60%  5.92%*  5.08%  4.54%   4.84%  4.70%

*Annualized.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CASH MANAGEMENT
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the  For theFor the For the
                      six    fiscal fiscal  period
                     months    year period  from 9-9-99*
                     ended    ended  ended through
                    3-31-02 9-30-019-30-00 6-30-00
                    ------- -------------- -------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------
Net investment
 income  ...........   0.0033  0.0372  0.0133  0.0346
Less dividends
 declared  .........  (0.0033)(0.0372)(0.0133)(0.0346)
                      ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= =======
Total return .......   0.35%   3.83%   1.37%   3.43%
Net assets, end of
 period (in
 millions)  ........      $9     $11      $2      $3
Ratio of expenses to
 average net
 assets  ...........   1.69%** 1.66%   1.43%** 1.67%**
Ratio of net
 investment income
 to average net
 assets  ...........   0.66%** 3.49%   5.29%** 4.49%**

 *Commencement of operations.
**Annualized.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CASH MANAGEMENT
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the  For theFor the For the
                       six   fiscal fiscal  period
                     months    year periodfrom 9-9-99*
                     ended    ended  ended through
                    3-31-02 9-30-019-30-00 6-30-00
                    ------- -------------- -------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------
Net investment
 income  ...........   0.0034  0.0373  0.0126  0.0335
Less dividends
 declared  .........  (0.0034)(0.0373)(0.0126)(0.0335)
                      ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= =======
Total return .......   0.35%   3.83%   1.29%   3.32%
Net assets, end of
 period (in
 millions)  ........  $5      $5      $1      $1
Ratio of expenses to
 average net
 assets  ...........   1.68%** 1.65%   1.68%** 1.82%**
Ratio of net
 investment income
 to average net
 assets  ...........   0.67%** 3.57%   5.05%** 4.45%**

 *Commencement of operations.
**Annualized.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CASH MANAGEMENT                           (A)
Waddell & Reed Money Market Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the  For theFor the
                      six    fiscal fiscal
                     months    year periodFor the fiscal year ended June 30,
                     ended    ended  ended----------------------------------
                    3-31-02 9-30-019-30-00    2000   1999    1998   1997
                    ------- ------- ------  ------ ------  -------------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00  $1.00   $1.00  $1.00   $1.00  $1.00
                     ------- -------------- -------------- --------------
Net investment
 income  ...........   0.0032  0.0378 0.0128  0.0426 0.0371  0.0403 0.0407
Less dividends
 declared  .........  (0.0032)(0.0378)(0.0128)(0.0426)      (0.0371)(0.0403)
(0.04
                     ------- -------------- -------------- --------------
Net asset value,
 end of period  ....  $1.00   $1.00  $1.00   $1.00  $1.00   $1.00  $1.00
                     ======= ============== ============== ==============
Total return .......   0.34%   3.89%  1.30%   3.86%  3.79%   4.10%  4.13%
Net assets, end of
 period (in
 millions)  ........     $3      $3     $7      $9     $5      $4     $4
Ratio of expenses to
 average net
 assets  ...........   1.71%*  1.61%  1.57%*  1.77%  1.60%   1.71%  1.48%
Ratio of net
 investment income
 to average net
 assets  ...........   0.69%*  4.03%  5.15%*  4.63%  3.77%   4.03%  4.14%

(A)See Note 3.
  *Annualized.


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C and Waddell & Reed Money Market C shares, the Fund pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check it processes. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

The Fund has adopted a Disbribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class B, Class C and Waddell & Reed Money Market C shares, respectively. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class. During the period ended March 31, 2002, W&R received no sales commissions.

During the period ended March 31, 2002, W&R received $41,597 and $5,224 in deferred sales charges for Class B and Class C Shares respectively.

The Fund paid Directors' fees of $24,348, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Multiclass Operations

The Fund currently offers three classes of shares:  Class A, Class B and Class
C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to an ongoing distribution and service fee. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Waddell & Reed Money Market Class B shares were combined with Waddell & Reed Money Market Class C shares effective March 24, 2000 and were redesignated Waddell & Reed Money Market Class C shares. As of June 30, 2000, Waddell & Reed Money Market Class C shares were closed to additional investments.

Transactions in capital stock are summarized below. Amounts are in thousands. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because share transactions are recorded at $1.00 per share.

                            For the      For the
                                six       fiscal
                             months          year
                              ended         ended
                            3-31-02       9-30-01
                        -----------  ------------
Value issued from sale
 of shares:
 Class A  ............   $2,836,954    $6,002,859
 Class B  ............       21,353        20,167
 Class C  ............       25,237         9,563
 Waddell & Reed Class C         ---           ---*
Value issued from
 reinvestment of dividends:
 Class A  ............        7,699        42,243
 Class B  ............           33           231
 Class C  ............           15           116
 Waddell & Reed Class C          11           193
Value redeemed:
 Class A  ............   (2,915,054)   (5,857,637)
 Class B  ............      (23,001)      (11,728)
 Class C  ............      (24,564)       (6,263)
 Waddell & Reed Class C        (830)       (3,672)
                         ----------    ----------
Increase (decrease) in
 outstanding capital    $   (72,147)  $   196,072
                        ===========    ==========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Cash Management, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Cash Management, Inc. (the "Fund") as of March 31, 2002, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Cash Management, Inc. as of March 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Mira Stevovich, Vice President

The Waddell & Reed Advisors Group of Mutual Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

----------------------------------
FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  Toll-Free  (800) 366-5465
  Local  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1010SA(3-02)